UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2006
                                                         ----------------

                             INVESTORS BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

            Delaware                     0-51557                  22-3493930
--------------------------------     --------------------    -------------------
(State or other jurisdiction of      (Commission File No.)   (IRS Employer
  of incorporation)                                          Identification No.)



101 JFK Parkway, Short Hills, New Jersey                             07078
----------------------------------------                         ---------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (973) 924-5100
                                                     --------------


                                 Not Applicable
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.
                -------------------------------------------

     Investors Bancorp, Inc. (the "Company") announced that the Company's first annual meeting of stockholders was held on October 24, 2006 and that the stockholders approved the Investors Bancorp, Inc. 2006 Equity Incentive Plan. A description of the Plan is included in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission (the "SEC") on September 15, 2006, and is incorporated herein by reference. A copy of the Plan was attached as Exhibit B to the Company's Definitive Proxy Statement dated September 15, 2006 and also is incorporated herein by reference. A copy of the press release announcing the results of the annual meeting of stockholders is attached as
Exhibit 99.1 to this report.

     As to the 2006 Equity Incentive Plan, 96% of the shares voted were voted in favor of the Plan, representing 80% of the shares outstanding. In addition, the Plan received the affirmative vote of 88% of the shares voting and held by stockholders other than Investors Bancorp, MHC, representing 57% of all shares held by stockholders other than Investors Bancorp, MHC.

Item 2.02         Results of Operations and Financial Condition.
                  ----------------------------------------------

     On October 26, 2006, the Company issued a press release reporting its financial results for the three months ended September 30, 2006. A copy of the press release is attached as Exhibit 99.2 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01.        Financial Statements and Exhibits.
                  ----------------------------------

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

                  Exhibit No.           Description
                  -----------           -----------

                        10 Investors Bancorp, Inc. 2006 Equity Incentive Plan (incorporated by reference to Appendix B of the Company's Definitive Proxy Statement for the 2006 Annual Meeting of Stockholders (File No. 0-51557), as filed with the SEC on September 13, 2006).

                        99.1 Press Release dated October 26, 2006 relating to the results of the annual meeting of stockholders.

                        99.2            Press   Release  dated  October 26, 2006
                                        relating to financial results for the quarter ended September 30, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            INVESTORS BANCORP, INC.



DATE:  October 26, 2006                     By: /s/ Kevin Cummings
                                                --------------------------------
                                                Kevin Cummings
                                                Executive President and Chief
                                                Operating Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

                  99.1     Press Release dated October 26, 2006
                  99.2     Press Release dated October 26, 2006